Loans from a Third Party	12 Months Ended
Dec. 31, 2025
Loans from a Third Party [Abstract]
LOANS FROM A THIRD PARTY

12. LOANS FROM A THIRD PARTY

As of December 31, 2025 and 2024, loans from a third party consisted of the principal and legal fees for the loans from Tianjin Yizhong Jinshajiang Equity Investment Fund Partnership (“Yizhong”). In 2016 and 2017, Tianqi Group entered into two convertible debt agreements with Yizhong. According to the agreements, Yizhong provided loans of US$18.0 million (RMB115.0 million) to the Group. The interest rate for the loans were 8% interest rate per annum, and Yizhong could convert the principal without accrued interest into equity interest of Tianqi Group within one year from the date of signing the agreements. Yizhong didn’t exercise the conversion right in 2017 and 2018, and the Group should repay the principal and the accrued interests to Yizhong. In 2021, Yizhong filed against the Group to claim for the repayment of the accrued interests, legal fees and other fees related to the lawsuit.

In 2022, Yizhong and the Group agreed to an instalment plan, which allowed the Group to repay the outstanding obligations totalling US$21.7 million (RMB157.4 million) through August 2022 to December 2023. Considering the Group was experiencing financial difficulties and the instalment plan was offering a concession to the Group, therefore, the Group accounted for the instalment plan as a trouble debt restructuring involving a modification of debt terms. The difference of US$0.7 million (RMB 4.4 million) between the carrying value and the future undiscounted cash flow under the instalment plan was recognized in other income (expense), net in 2022.

Tianqi Group executed the instalment plan and repaid the accrued interests and part of the legal fees in the amount of US$6.1 million (RMB 41.4 million) for the year ended December 31, 2022. During 2023, Tianqi Group repaid in the amount of US$7.9 million (RMB56.0 million) according to the instalment plan, leaving a total of US$8.5 million (RMB60.0 million) in debt obligations to Yizhong outstanding. Accordingly, the Group accrued default interests of US$1.8 million, US$1.7 million and US$3.6 million as interest expense, net for the years ended December 31, 2025, 2024 and 2023. As of December 31, 2025, the outstanding balance remains US$15.9 million.

Pursuant to the supplemental settlement agreement dated August 8, 2025, a third-party guarantor provided a joint and several liability guarantee for the Group’s repayment obligations under the instalment plan to Yizhong.

On August 25, 2025, the board of directors approved the settlement of a debt of US$12.5 million (RMB90.0 million) owed by Tianqi Group to Yizhong. Pursuant to the approved arrangement, the Group will issue 10,000,000 Class B ordinary shares to the third-party guarantor, acting as the designated shareholding entity on behalf of Yi Zhong, at a price of US$1.25 per share. This third-party guarantor will sell the shares in the public market and remit the proceeds to Yi Zhong to settle the outstanding debt. As of the issuance of the consolidated financial statements, no shares had been issued under the arrangement.